SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
            ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 Date of Report (Date of earliest event
                        reported):

                               September 15, 2000
            ----------------------------------------------------

                            TREX MEDICAL CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                               1-11827                        06-1439626
(State or other jurisdiction of      (Commission                (I.R.S. Employer
incorporation or organization)       File Number)         Identification Number)


37 Apple Ridge Road
Danbury, Connecticut                                                       06810
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number including area code: (781) 622-1000

                                                                        FORM 8-K

                            TREX MEDICAL CORPORATION

Item 2. Disposition of Assets
        ---------------------

        On September 15, 2000, Trex Medical Systems Corporation (the "Seller"), a wholly-owned subsidiary of Trex Medical Corporation (the "Company"), sold substantially all of the assets and certain of the liabilities of its medical imaging businesses (the "Medical Imaging Business"), which includes all of the Seller's U.S.-based operations, to Hologic, Inc. (the "Buyer") for $55,000,000, subject to adjustment as described below. The purchase price consists of $30,000,000 in cash and $25,000,000 in a three-year secured note with interest at 11.5%. The note is secured by a mortgage on the Buyer's principal office in Bedford, Massachusetts as well as the Seller's facility in Danbury, Connecticut acquired by the Buyer.

        The Asset Purchase and Sale Agreement provides that within 45 days of the closing date of the sale, the Seller will provide an unaudited Statement of Net Working Capital for the Medical Imaging Business as of the closing date. If the Net Working Capital, as defined, is more than $23,537,000, the purchase price will be increased in an amount equal to the excess. Alternatively, if the Net Working Capital is less than $23,537,000, the purchase price will be reduced by an amount equal to the deficit.

        The assets sold in the transaction include the real estate owned or leased by the Medical Imaging Business, its equipment, furniture and fixtures, inventory, contracts, accounts receivable, patents, trademarks, and other proprietary rights. The Buyer assumed all operating liabilities of the Medical Imaging Business. Excluded from the liabilities assumed by the Buyer were any liabilities that might arise from the ongoing litigation between the Seller and Fischer Imaging Corporation as well as any liabilities for a patent dispute between the Seller and IBM.

        The terms of this transaction were determined as a result of arm's length negotiations between representatives of the Buyer and Seller.

                                                                        FORM 8-K

                            TREX MEDICAL CORPORATION

Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits

(a)   Financial Statements

      Not applicable.

(b)   Pro Forma Condensed Financial Statements

      The following unaudited pro forma consolidated condensed statements of operations set forth the results of operations for the fiscal year ended October 2, 1999, and the nine months ended July 1, 2000, as if the disposition by the Company of the Medical Imaging Business had occurred at the beginning of fiscal 1999. The unaudited pro forma consolidated condensed balance sheet sets forth the financial position as of July 1, 2000, as if the disposition had occurred as of that date.

      The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the sale of the Medical Imaging Business been consummated at the beginning of fiscal 1999. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K, as amended, for the fiscal year ended October 2, 1999, and Quarterly Report on Form 10-Q for the nine months ended July 1, 2000.

                                                                        FORM 8-K

                            TREX MEDICAL CORPORATION

             PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                        Fiscal Year Ended October 2, 1999
                                   (Unaudited)

                                                                                      Less:
                                                                                    Medical
                                                                        Trex        Imaging
                                                                     Medical       Business      Pro Forma
                                                                    --------       --------      ---------
                                                                   (In thousands except per share amounts)


   Revenues                                                         $241,604       $173,738       $ 67,866
                                                                    --------       --------       --------

   Costs and Operating Expenses:
    Cost of revenues                                                 169,852        131,737         38,115
    Selling, general, and administrative expenses                     69,162         43,347         25,815
    Research and development expenses                                 32,391         25,770          6,621
    Restructuring costs                                                9,890          9,292            598
                                                                    --------       --------       --------

                                                                     281,295        210,146         71,149
                                                                    --------       --------       --------

   Operating Loss                                                    (39,691)       (36,408)        (3,283)

   Interest Income                                                       562              -            562
   Interest Expense                                                     (549)             -           (549)
   Other Expense                                                        (231)             -           (231)
                                                                    --------       --------       --------

   Loss Before Income Taxes and Minority Interest                    (39,909)       (36,408)        (3,501)
   Income Tax Benefit (Expense)                                       11,978         12,128           (150)
   Minority Interest Expense                                            (138)             -           (138)
                                                                    --------       --------       --------

   Net Loss                                                         $(28,069)      $(24,280)      $ (3,789)
                                                                    ========       ========       ========

   Basic and Diluted Loss per Share                                 $   (.87)                     $   (.12)
                                                                    ========                      ========

   Basic and Diluted Weighted Average Shares                          32,316                        32,316
                                                                    ========                      ========






                                       4

                                                                        FORM 8-K

                            TREX MEDICAL CORPORATION

             PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                         Nine Months Ended July 1, 2000
                                   (Unaudited)

                                                                                      Less:
                                                                                    Medical
                                                                        Trex        Imaging
                                                                     Medical       Business      Pro Forma
                                                                   ---------      ---------      ---------
                                                                   (In thousands except per share amounts)

   Revenues                                                        $ 130,258      $  87,082      $  43,176
                                                                   ---------      ---------      ---------

   Costs and Operating Expenses:
    Cost of revenues                                                 114,581         89,517         25,064
    Selling, general, and administrative expenses                     42,597         24,711         17,886
    Research and development expenses                                 11,205          9,997          1,208
    Restructuring costs and unusual items, net                        71,140         55,887         15,253
                                                                   ---------      ---------      ---------

                                                                     239,523        180,112         59,411
                                                                   ---------      ---------      ---------

   Operating Loss                                                   (109,265)       (93,030)       (16,235)

   Interest Income                                                       334              -            334
   Interest Expense                                                     (282)             -           (282)
   Other Income, Net                                                      22              -             22
                                                                   ---------      ---------      ---------

   Loss Before Income Taxes and Minority Interest                   (109,191)       (93,030)       (16,161)
   Income Tax Provision                                               (4,390)        (3,847)          (543)
   Minority Interest Expense                                            (265)             -           (265)
                                                                   ---------      ---------      ---------

   Net Loss                                                        $(113,846)     $ (96,877)     $ (16,969)
                                                                   =========      =========      =========

   Basic and Diluted Loss per Share                                $   (3.56)                    $    (.53)
                                                                   =========                     =========

   Basic and Diluted Weighted Average Shares                          31,972                        31,972
                                                                   =========                     =========





                                                                        FORM 8-K

                            TREX MEDICAL CORPORATION

                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                               As of July 1, 2000
                                   (Unaudited)

                                                                  Less:
                                                                Medical
                                                  Trex          Imaging        Pro Forma
                                               Medical         Business      Adjustments         Pro Forma
                                              --------         --------      -----------         ---------
                                                                      (In thousands)

   ASSETS
   Current Assets:
    Cash and cash equivalents                 $  6,818         $      -         $ 30,000         $  36,818
    Advance to affiliate                         9,623                -                -             9,623
    Accounts receivable, net                    41,641           28,931                -            12,710
    Inventories                                 31,743           23,160                -             8,583
    Deferred tax asset                           4,761                -                -             4,761
    Other current assets                         1,477              897                -               580
                                              --------         --------         --------         ---------

                                                96,063           52,988           30,000            73,075
                                              --------         --------         --------         ---------

   Property, Plant, and Equipment, at
    Cost, Net                                    9,060            6,985                -             2,075
                                              --------         --------         --------         ---------

   Other Assets                                    575                -           25,000            25,575
                                              --------         --------         --------         ---------

   Cost in Excess of Net Assets of
    Acquired Companies                          42,006           30,006                -            12,000
                                              --------         --------         --------         ---------

                                              $147,704         $ 89,979         $ 55,000         $ 112,725
                                              ========         ========         ========         =========





                                       6

                                                                        FORM 8-K

                            TREX MEDICAL CORPORATION

             PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET (continued)
                               As of July 1, 2000
                                   (Unaudited)

                                                                  Less:
                                                                Medical
                                                  Trex          Imaging        Pro Forma
                                               Medical         Business      Adjustments         Pro Forma
                                              --------         --------      -----------         ---------
                                                                    (In thousands)

   LIABILITIES AND SHAREHOLDERS' INVESTMENT
   Current Liabilities:
    Accounts payable                          $ 18,962         $ 12,748        $       -          $  6,214
    4.2% Subordinated convertible note,
      due to parent company                      8,000                -                -             8,000
    Current maturities of long-term
      obligations                                   76                -                -                76
    Accrued payroll and employee benefits        4,487            2,142                -             2,345
    Accrued warranty costs                       5,555            3,825                -             1,730
    Customer deposits                            2,658              839                -             1,819
    Accrued commissions                          4,218            3,828                -               390
    Accrued restructuring costs                  3,429                -                -             3,429
    Other accrued liabilities                   12,230            6,069            6,500            12,661
    Due to affiliated companies                  1,834                -                -             1,834
                                              --------         --------        ---------          --------

                                                61,449           29,451            6,500            38,498
                                              --------         --------        ---------          --------

   Long-term Obligations                           159                -                -               159
                                              --------         --------        ---------          --------

   Minority Interest                               451                -                -               451
                                              --------         --------        ---------          --------

   Shareholders' Investment:
    Common stock                                   341                -                -               341
    Capital in excess of par value             212,971                -                -           212,971
    Accumulated deficit                        (99,693)               -          (12,028)         (111,721)
    Treasury stock at cost                     (21,880)               -                -           (21,880)
    Deferred compensation                         (215)               -                -              (215)
    Accumulated other comprehensive items       (5,879)               -                -            (5,879)
    Parent company investment                        -           60,528           60,528                 -
                                              --------         --------        ---------          --------

                                                85,645           60,528           48,500            73,617
                                              --------         --------        ---------          --------

                                              $147,704         $ 89,979        $  55,000          $112,725
                                              ========         ========        =========          ========


                                                                        FORM 8-K

                            TREX MEDICAL CORPORATION

              NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)

Note 1 - Pro Forma Adjustments to Pro Forma Consolidated Condensed Balance Sheet (In thousands)

                                                                                              July 1, 2000
                                                                                            --------------
                                                                                            Debit (Credit)

Cash and Cash Equivalents
Cash received for sale of Medical Imaging Business                                                $ 30,000
                                                                                                  --------

Other Assets
Note receivable for sale of Medical Imaging Business                                              $ 25,000
                                                                                                  --------

Other Accrued Liabilities
Estimated accrued transaction costs, including retention bonuses, severance, selling costs, legal fees, and other
 costs                                                                                            $ (6,500)
                                                                                                  --------

Shareholders' Investment
Elimination of the Medical Imaging Business equity account
 and excess of parent company investment in the Medical
 Imaging Business over net proceeds from sale                                                     $(48,500)
                                                                                                  --------







                                       8

                                                                        FORM 8-K

                            TREX MEDICAL CORPORATION

Item 7. Financial Statements, Pro Forma Condensed Financial Information and
        Exhibits (continued)

(c)   Exhibits

      2.1 Asset Purchase and Sale Agreement by and among Trex Medical Systems
          Corporation (as Seller), Trex Medical Corporation, ThermoTrex
          Corporation, and Thermo Electron Corporation (as Parents), and
          Hologic, Inc. (as Buyer), dated as of August 13, 2000.

      2.2 Amendment No. 1 to Asset Purchase and Sale Agreement dated as of
          August 13, 2000.





                                       9

                                                                        FORM 8-K

                            TREX MEDICAL CORPORATION

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 29th day of September 2000.

                                    TREX MEDICAL CORPORATION



                                    --------------------------------------------
                                    /s/ Theo Melas-Kyriazi
                                    Theo Melas-Kyriazi
                                    Vice President and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

